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                                                                   Exhibit 10.28

                                                                  EXECUTION COPY

                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT (this "Agreement") dated as of February 22, 2001, is among UbiquiTel Operating Company, a Delaware corporation (the "Lender"), VIA Wireless, LLC, a California limited liability company ("VIA"), and the following Members of VIA (individually, a "Member" and collectively, the "Members"):

     1.  Central Valley Cellular, Inc., a California corporation,
     2.  Ponderosa Cellular 4, Inc., a California corporation,
     3.  Personal Communications Service, Inc., a California corporation,
     4.  Pinnacles PCS, Inc., a California corporation,
     5.  Kerman Communication Technologies, Inc., a California corporation, and
     6.  Delmar Williams & Associates, L.P., a California limited partnership.

                                R E C I T A L S:

         Pursuant to a merger agreement of even date herewith (the "Merger Agreement"), UbiquiTel Inc., a Delaware corporation and the parent company of Lender (the "Parent"), intends to acquire all of the membership interests of VIA through mergers or acquisitions between the Parent and the Members (the "Mergers"). In connection with the Mergers, the Lender has agreed to make available to VIA, as bridge financing pending the closing of the Mergers, a revolving credit facility in the amount of $25,000,000, on the terms set forth in the Revolving Credit and Term Loan Agreement between the Lender and VIA of even date herewith (the "Credit Agreement"). Each Member in the past has loaned money to VIA as set forth on Schedule 2 to the Credit Agreement (individually referred to as a "Member Loan", and collectively, the "Member Loans"). In connection with the bridge financing, each Member agrees to subordinate its respective Member Loan, including any accrued interest thereon and any interest that accrues after the date hereof, and any other indebtedness and obligations of VIA to such Member, existing now or later (the "Subordinated Debt") to all of VIA's Obligations to the Lender pursuant to the Credit Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

THE PARTIES AGREE AS FOLLOWS:

         1. VIA and the Members represent and warrant that the Subordinated Debt is, and will remain at all times, unsecured, and that Schedule 2 is current.

         2. All payments of Subordinated Debt are subordinated to VIA's Obligations to the Lender under the Credit Agreement (as the same may be amended from time to time).

         3. Each Member agrees that prior to payment in full of the Obligations, it will not:

              (a) demand or receive from VIA (and VIA will not pay) any part of the Subordinated Debt, by payment, prepayment, or otherwise,

              (b) exercise any remedy against VIA or its property with respect to the Subordinated Debt, or

              (c) accelerate the Subordinated Debt, or begin to or participate in any action against VIA, until the Obligations are paid in full.

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         4.   Each Member agrees to deliver to the Lender in the form received
(except for endorsement or assignment by such Member) any payment, distribution, security or proceeds it receives on the Subordinated Debt other than in accordance with this Agreement.

         5. This Agreement is effective while VIA owes any amounts to the Lender, and its provisions will remain in full force and effect in the event of VIA's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law, and the Lender's claims against VIA will be fully paid before any payment is made to any of the Members. No action or inaction will impair or otherwise affect the Lender's rights under this Agreement.

         6. Until the Obligations are paid, each Member irrevocably appoints the Lender as its attorney-in-fact, with power of attorney with power of substitution, in such Member's name or in the Lender's name, for the Lender's use and benefit without notice to the Members, to do the following in any bankruptcy, insolvency or similar proceeding involving VIA:

              (a) File any claims for the Subordinated Debt for any Member if such Member does not do so at least thirty (30) days before the time to file claims expires, and

              (b) Accept or reject for any Member any plan of reorganization or arrangement and vote such Member's claims in respect of the Subordinated Debt in any way it chooses.

         7. If the Subordinated Debt is at any time evidenced by notes or other instruments, VIA and the Members will cause such notes or other instruments to bear a legend stating that such notes or other instruments are subject to this Agreement. No amendment of the Subordinated Debt will modify this Agreement in any way that terminates or impairs the subordination of the Subordinated Debt, without the Lender's prior written consent. Such modification shall include but not be limited to (i) increases in the interest rate of the Subordinated Debt, or (ii) acceleration of the payment of principal or interest or any other portion of the Subordinated Debt.

         8. This Agreement binds all Members, their successors or assigns, and benefits the Lender's successors and assigns.

         9. This Agreement may be executed in two or more counterparts, each of which is an original and all of which together constitute one instrument.

         10. Delaware law governs this Agreement without giving effect to conflicts of laws principles. Each Member and the Lender submit to the exclusive jurisdiction of the courts in the State of California. THE MEMBERS, VIA AND THE LENDER EACH WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION FROM THIS AGREEMENT. If there is an action to enforce the rights of a party under this Agreement, the party prevailing will be entitled, in addition to other relief, to all reasonable costs and expenses, including reasonable attorneys' fees, incurred in the action.

         11. This Agreement may be amended only by a written instrument signed by VIA, all of the Members and the Lender.

                           [SIGNATURE PAGE TO FOLLOW]





                                       2
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         IN WITNESS WHEREOF, the undersigned have executed this SUBORDINATION
AGREEMENT as of the date first set forth above.

Date:
     -----------------------------

                                   UBIQUITEL OPERATING COMPANY,
                                   a Delaware corporation

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:


                                   VIA WIRELESS, LLC, a California limited
                                   liability company

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:


                                   CENTRAL VALLEY CELLULAR, INC., a
                                   California corporation

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:


                                   PONDEROSA CELLULAR 4, INC., a California corporation

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:


                                   PERSONAL COMMUNICATIONS
                                   SERVICE, INC., a California corporation

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:


                                   PINNACLES PCS, INC., a California corporation

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:


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         IN WITNESS WHEREOF, the undersigned have executed this SUBORDINATION
AGREEMENT as of the date first set forth above.

Date:
     ----------------------------

-
                                   KERMAN COMMUNICATION
                                   TECHNOLOGIES, INC., a California corporation

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:


                                   DELMAR WILLIAMS & ASSOCIATES,
                                   L.P., a California limited partnership

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:










                    [SIGNATURE PAGES TO SUBORDINATION AGREEMENT]